                                                                Agency Agreement

                                         PERPETUAL TRUSTEES CONSOLIDATED LIMITED
                                                                       (Trustee)

                                                      CRUSADE MANAGEMENT LIMITED
                                                                       (Manager)

                                                            THE BANK OF NEW YORK
                                                        (Principal Paying Agent)

                                                            THE BANK OF NEW YORK
                                                                  (Note Trustee)

                                                            THE BANK OF NEW YORK
                                                             (Calculation Agent)

                                                            THE BANK OF NEW YORK
                                                                (Note Registrar)

                                       AIB/BNY FUND MANAGEMENT (IRELAND) LIMITED
                                                            (Irish Paying Agent)

                                              Crusade Global Trust No. 1 of 2005

                                                          ALLENS ARTHUR ROBINSON
                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333
                                                                  www.aar.com.au

                                       (C) Copyright Allens Arthur Robinson 2005

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TABLE OF CONTENTS

1.       DEFINITIONS AND INTERPRETATION                                       3
         1.1      Definitions                                                 3
         1.2      Definitions in Master Trust Deed, Supplementary
                  Terms Notice, Note Trust Deed and Conditions                3
         1.3      Interpretation                                              4
         1.4      Document or agreement                                       4
         1.5      Transaction Document                                        4
         1.6      Trustee as trustee                                          4
         1.7      Note Trustee as note trustee                                4

2.       APPOINTMENT OF PAYING AGENTS                                         5

3.       PAYMENT                                                              5
         3.1      Payment by Trustee                                          5
         3.2      Confirmation                                                6
         3.3      Payments by Paying Agents                                   6
         3.4      Method of Payment - Book-Entry Notes                        6
         3.5      Method of payment - Definitive Notes                        6
         3.6      Late payment                                                6
         3.7      Notice of non-receipt                                       7
         3.8      Reimbursement                                               7
         3.9      Method of payment                                           8
         3.10     No fee                                                      8
         3.11     Trust                                                       8
         3.12     Forms and information                                       8

4.       REPAYMENT                                                            9

5.       APPOINTMENT OF THE CALCULATION AGENT                                 9

6.       DUTIES OF THE CALCULATION AGENT                                      9

7.       NOTE TRUSTEE                                                        10

8.       EARLY REDEMPTION OF OFFSHORE NOTES                                  11

9.       PRO RATA REDEMPTION AND CANCELLATION OF NOTES                       12

10.      CANCELLATION, DESTRUCTION AND RECORDS WHERE OFFSHORE NOTES IN
         DEFINITIVE FORM HAVE BEEN ISSUED                                    13

11.      ISSUE OF REPLACEMENT DEFINITIVE NOTES WHERE DEFINITIVE NOTES
         HAVE BEEN ISSUED                                                    14

12.      NOTICES TO NOTEHOLDERS                                              15

13.      DOCUMENTS AND FORMS                                                 15

14.      AUTHENTICATION                                                      15

15.      INDEMNITY                                                           16

16.      THE NOTE REGISTER                                                   17

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         16.1     Appointment of Note Registrar                              17
         16.2     Details to be kept on the Note Register                    17
         16.3     Payments of Principal and Interest                         18
         16.4     Place of keeping Register, copies and access               18
         16.5     Details on Note Register conclusive                        18
         16.6     Alteration of details on Note Register                     19
         16.7     Rectification of Note Register                             19
         16.8     Correctness of Note Register                               19

17.      CHANGES OF NOTE REGISTRAR                                           19
         17.1     Removal                                                    19
         17.2     Resignation                                                19
         17.3     Limitation                                                 20

18.      GENERAL                                                             20
         18.1     Communications to Offshore Noteholders                     20
         18.2     Agency                                                     20
         18.3     Identity                                                   20
         18.4     No set-off                                                 21
         18.5     Reliance                                                   21
         18.6     Entitled to deal                                           21
         18.7     Consultation                                               21
         18.8     Duties                                                     22
         18.9     Income Tax Returns                                         22
         18.10    Taxes                                                      22
         18.11    Written instructions                                       22
         18.12    No representations                                         22
         18.13    European Union Tax Directive                               22

19.      CHANGES IN PAYING AGENTS AND CALCULATION AGENT                      23
         19.1     Removal                                                    23
         19.2     Resignation                                                23
         19.3     Limitation                                                 23
         19.4     Delivery of amounts                                        24
         19.5     Successor to Paying Agents                                 24
         19.6     Successor to Calculation Agent                             25
         19.7     Successor to Note Registrar                                26
         19.8     Notice to Offshore Noteholders                             26
         19.9     Change in Paying Office or Specified Office                27

20.      FEES AND EXPENSES                                                   27

21.      WAIVERS, REMEDIES CUMULATIVE                                        28

22.      SEVERABILITY OF PROVISIONS                                          28

23.      ASSIGNMENTS                                                         28

24.      NOTICES                                                             29
         24.1     General                                                    29
         24.2     Details                                                    29
         24.3     Communication through Principal Paying Agent               32

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25.      LIMITED RECOURSE                                                    32
         25.1     General                                                    32
         25.2     Liability of Trustee limited to its right to indemnity     32
         25.3     Unrestricted remedies                                      33
         25.4     Restricted remedies                                        33

26.      COUNTERPARTS                                                        34

27.      GOVERNING LAW                                                       34

28.      SUCCESSOR TRUSTEE                                                   34

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DATE                                                                  2005
---------

PARTIES
---------

      1.        PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 029 841)
                incorporated in Australia and registered in Victoria of Level 7,
                9 Castlereagh Street, Sydney, New South Wales 2000 in its
                capacity as trustee of the Crusade Global Trust No. 1 of 2005
                (the TRUSTEE);

      2.        CRUSADE MANAGEMENT LIMITED (ABN 90 072 715 916) incorporated in
                Australia and registered in New South Wales of 4-16 Montgomery
                Street, Kogarah, New South Wales 2217, as Manager in relation to the Crusade Global Trust No. 1 of 2005 (the MANAGER);

      3.        THE BANK OF NEW YORK acting through its office at 101 Barclay
                Street, Floor 21 West, New York, New York 10286, United States
                of America as principal paying agent for the Class A-1 Notes described below and acting through its office at 48th Floor, 1
                Canada Square, London E14 5AL, United Kingdom as principal paying agent for the Class A-2 Notes described below (together the PRINCIPAL PAYING AGENT, which expression shall, wherever the context requires, include any successor principal paying agent from time to time under this agreement and, except where the context otherwise requires, the Principal Paying Agent, the
                Irish Paying Agent (as defined below) and any additional paying agent or paying agents appointed under this agreement are PAYING
                AGENTS and each of them is a PAYING AGENT); as note registrar in relation to the Offshore Notes described below (the NOTE
                REGISTRAR, which expression shall, whenever the context
                requires, include any successor note registrar from time to time under this agreement); and as trustee for the Offshore
                Noteholders (the NOTE TRUSTEE, which expression shall, wherever the context requires, include any other trustee or trustees from time to time under the Note Trust Deed);

      4.        THE BANK OF NEW YORK of 48th Floor, 1 Canada Square, London E14
                5AL, United Kingdom as calculation agent in relation to the
                Offshore Notes described below (the CALCULATION AGENT, which expression shall, wherever the context requires, include any successor calculation agent from time to time); and

      5.        AIB/BNY FUND MANAGEMENT (IRELAND) LIMITED of Guild House, Guild
                Street, Dublin 1, Republic of Ireland as Irish paying agent (the
                IRISH PAYING AGENT, which expression shall, wherever the context requires, include any successor Irish paying agent from time to time under this agreement).

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RECITALS
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      A         The Trustee proposes to issue US$[*] of Class A-1 mortgage backed pass through floating rate Notes (the CLASS A-1 NOTES),
                (euro)[*] of Class A-2 mortgage backed pass through floating rates Notes (the CLASS A-2 NOTES), and A$[*] of mortgage backed pass through floating rate Notes comprising A$[*] Class A-3
                Notes, A$[*] Class B Notes and A$[*] Class C Notes (together the
                A$ NOTES) each with a Final Maturity Date falling in [*].

      B         The Offshore Notes will be represented initially by one or more
                Class A-1 Book-Entry Notes and one or more Class A-2 Book-Entry
                Notes (the BOOK-ENTRY NOTES).

      C         The Offshore Notes, upon original issue, will be issued in the form of typewritten Book-Entry Notes representing the Book-Entry
                Notes. The Trustee shall, on the date of this deed, deliver or arrange the delivery on its behalf of the Book-Entry Notes to the relevant Common Depository, as agent for the relevant
                Clearing Agency. The Book-Entry Notes shall initially be
                registered on the Note Register in the name of the relevant
                Common Depository, as nominee of the relevant Clearing Agency, and no Class A Note Owner will receive a Definitive Class A Note representing such Class A Note Owner's interest in such Offshore
                Note, except as provided in the Note Trust Deed.

      D         The Offshore Notes will be constituted by the Note Trust Deed, the Supplementary Terms Notice and the Master Trust Deed.

      E         The Offshore Notes will be secured on the terms of the Security
                Trust Deed.

      F         The Trustee wishes to appoint the Principal Paying Agent as principal paying agent in respect of the Offshore Notes only and has entered into this agreement to provide for the terms and conditions of that appointment.

      G         The Trustee wishes to appoint the Calculation Agent as its reference agent in respect of the Offshore Notes only and has entered into this agreement to provide for the terms and
                conditions of that appointment.

      H         The Trustee wishes to appoint the Note Registrar in respect of the Offshore Notes only and has entered into this agreement to provide for the terms and conditions of that appointment.

      I         The Trustee wishes to appoint the Irish Paying Agent as its paying agent in Ireland in respect of the Class A-2 Notes only and has entered into this agreement to provide for the terms and conditions of that appointment.

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IT IS AGREED as follows.

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         The following definitions apply unless the context requires otherwise.

         EUROPEAN UNION TAX DIRECTIVE means the European union Council Directive
         2003/48/EC on the taxation of savings income which was adopted on 3
         June 2003, or any law or regulation implementing or complying with, or introduced to conform with such directive.

         MASTER TRUST DEED means the Master Trust Deed for the Crusade Trusts dated 14 March 1998 between the Trustee as trustee, St.George Bank
         Limited and the Manager.

         NOTE PARTY has the meaning given to that term in clause 18.2.

         NOTICE OF CREATION OF TRUST means the Notice of Creation of Trust dated
         [*] 2005 issued under the Master Trust Deed in relation to the Trust.

         OFFSHORE NOTES means each of the Class A-1 Notes and the Class A-2
         Notes.

         PAYING OFFICE means, in relation to a Paying Agent and any Offshore
         Notes, the office of the Paying Agent specified in the relevant
         Offshore Notes or otherwise under this agreement or the Note Trust Deed as the office at which payments in respect of the Offshore Notes will be made as changed from time to time in accordance with this agreement.

         SPECIFIED OFFICE means, in relation to the Calculation Agent, the office of the Calculation Agent specified under this agreement as the office at which the Calculation Agent will carry out its duties under this agreement, and initially means its office at 48th Floor, 1 Canada
         Square, London E14 5AL, United Kingdom.

         SUPPLEMENTARY TERMS NOTICE means the Supplementary Terms Notice dated on or about the date of this agreement relating to the Trust.

         TRUST means the trust known as the Crusade Global Trust No. 1 of 2005 established under the Notice of Creation of Trust, the Master Trust
         Deed and the Supplementary Terms Notice.

1.2      DEFINITIONS IN MASTER TRUST DEED, SUPPLEMENTARY TERMS NOTICE, NOTE
         TRUST DEED AND CONDITIONS

         (a)   Words and expressions which are defined in the Master Trust Deed
               (as amended by the Supplementary Terms Notice), the Supplementary
               Terms Notice, the Note Trust Deed and the relevant Conditions
               (including by reference to another agreement) have the same meanings when used in this agreement unless the context otherwise requires or unless otherwise defined in this agreement.

         (b)   If a definition in any of the documents in paragraph (a) above is inconsistent, the definitions will prevail in the following order:

               (i)       definition in this agreement;

               (ii)      definition in the Supplementary Terms Notice;

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               (iii)     definition in the Master Trust Deed;

               (iv)      definition in the Note Trust Deed;

               (v)       definition in the relevant Conditions.

1.3      INTERPRETATION

         Clause 1.2 of the Master Trust Deed applies to this agreement as if set out in full and:

         (a)   a reference to an ASSET includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset;

         (b)   a reference to an amount for which a person is CONTINGENTLY
               LIABLE includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise; and

         (c)   all references to costs or charges or expenses include GST, any value added tax or similar tax charged or chargeable in respect of the charge or expense.

1.4      DOCUMENT OR AGREEMENT

         A reference to:

         (a)   an AGREEMENT includes a Security Interest, guarantee,
               undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

         (b)   a DOCUMENT includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

         A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this agreement.

1.5      TRANSACTION DOCUMENT

         This agreement is a TRANSACTION DOCUMENT for the purposes of the Master
         Trust Deed.

1.6      TRUSTEE AS TRUSTEE

         (a)   In this agreement, except where provided to the contrary:

               (i)       a reference to the Trustee is a reference to the
                         Trustee in its capacity as trustee of the Trust only,
                         and in no other capacity; and

               (ii)      a reference to the assets, business, property or
                         undertaking of the Trustee is a reference to the
                         assets, business, property or undertaking of the
                         Trustee only in the capacity described in sub-paragraph
                         (i) above.

         (b)   The rights and obligations of the parties under this agreement relate only to the Trust, and do not relate to any other Trust
               (as defined in the Master Trust Deed).

1.7      NOTE TRUSTEE AS NOTE TRUSTEE

         The Note Trustee enters into this agreement for itself and for and as trustee for and on behalf of the Offshore Noteholders from time to time under and subject to the terms of the Note Trust Deed.

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2.       APPOINTMENT OF PAYING AGENTS
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         (a)   Subject to the terms of this agreement, the Trustee (acting on the direction of the Manager) appoints the Principal Paying Agent as its principal paying agent, the Irish Paying Agent as its paying agent with a Paying Office in Ireland and each other
               Paying Agent as its paying agent, for making payments in respect of the Offshore Notes in accordance with the Transaction
               Documents and the relevant Conditions at their respective Paying
               Offices. The Principal Paying Agent and the Irish Paying Agent
               accepts its appointment under this agreement.

         (b)   Except in clause 19 and as the context otherwise requires, references to the Principal Paying Agent are to it acting solely through its Paying Office.

         (c)   If at any time there is more than one Paying Agent, the
               obligations of the Paying Agents under this agreement shall be several and not joint.

         It is acknowledged and agreed that:

               (i)       subject to clause 7, each of the Principal Paying Agent
                         and the Irish Paying Agent is the agent of the Trustee
                         in its capacity as trustee of the Trust only;

               (ii)      despite anything else in this agreement, any other
                         Transaction Document or at law, the Trustee in its
                         personal capacity is not responsible for any act or
                         omission of the Principal Paying Agent or any other
                         Paying Agent except to the extent of losses, costs,
                         claims or damages caused by the fraud, negligence or
                         Default of the Trustee; and

               (iii)     there will be at all times a Paying Agent in a member
                         state of the European Union that is not obliged to
                         withhold or deduct tax pursuant to the European Union
                         Tax Directive.

3.       PAYMENT
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3.1      PAYMENT BY TRUSTEE

         (a)   The Trustee shall, with the assistance of and, at the direction of the Manager, not later than 10.00 am (New York time) on each
               Payment Date, pay to or to the order of, or procure payment to or to the order of, the Principal Paying Agent (including where relevant in clause 3.9) the amount in US$ as may be required
               (after taking account of any cash then held by the Principal
               Paying Agent and available for the purpose) to be made on each
               Payment Date under the Supplementary Terms Notice in respect of the Class A-1 Notes and the relevant Conditions.

         (b)   The Trustee shall, with the assistance of and at the direction of the Manager, not later than 10.00 am (London time) on each
               Payment Date, pay to or to the order of, or procure payment to or to the order of, the Principal Paying Agent (including where relevant in clause 3.9) the amount in Euros as may be required
               (after taking account of any cash then held by the Principal
               Paying Agent and available for the purpose) to be made on that

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               Payment Date under the Supplementary Terms Notice in respect of the Class A-2 Notes and the relevant Conditions.

3.2      CONFIRMATION

         Not later than 4.00 pm (Sydney time) on each Determination Date, the
         Manager on behalf of the Trustee shall notify, or procure notification to, the Principal Paying Agent and the Note Trustee of the amount of interest or principal payable in respect of the Offshore Notes on the
         Payment Date following that Determination Date. The Trustee or if required by the Trustee, the Manager on its behalf shall also forward to the Principal Paying Agent at that time confirmation that the payments provided for in clause 3.1 will be made unconditionally.

3.3      PAYMENTS BY PAYING AGENTS

         Subject to payment being duly made as provided in clause 3.1 (or to the
         Principal Paying Agent otherwise being satisfied that the payment will be duly made on the due date), and subject to clause 7, the Paying
         Agents shall pay or cause to be paid on behalf of the Trustee on each
         Payment Date the relevant amounts of principal and interest due in respect of the Offshore Notes in accordance with the Supplementary
         Terms Notice and the relevant Conditions.

3.4      METHOD OF PAYMENT - BOOK-ENTRY NOTES

         The Principal Paying Agent shall cause all payments of principal or interest (as the case may be) due in respect of Offshore Notes represented by one or more Book-Entry Notes to be made to the relevant
         Common Depository for credit to the account of the persons appearing from time to time in the records of the relevant Common Depository as account holder with respect to that Book-Entry Note.

3.5      METHOD OF PAYMENT - DEFINITIVE NOTES

         (a)   Payments of principal or interest on the Definitive Notes (if any) shall be made in accordance with the relevant Conditions and the Supplementary Terms Notice.

         (b)   If a Definitive Note is issued and the amount of the principal or interest (as the case may be) then due for payment on that
               Offshore Note is not paid in full (including by reason of a deduction or withholding), the Paying Agent to whom that Offshore
               Note is presented shall enface that Offshore Note with a
               memorandum of the amount paid and the date of that payment.

3.6      LATE PAYMENT

         (a)   If any payment under clause 3.1 is made late but otherwise in accordance with the provisions of this agreement, each Paying
               Agent shall:

               (i)       in the case of any payment in respect of the Class A-1
                         Notes made on or prior to 1.00 pm (New York time) on a
                         Payment Date, make payments required to be made by it
                         in respect of the Class A-1 Notes as provided in this
                         clause 3 (other than clause 3.6(a)(ii));

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               (ii)      in the case of any payment in respect of the Class A-1
                         Notes made after 1.00pm (New York time) on a Payment
                         Date, make payments required to be made by it in
                         respect of the Class A-1 Notes on the next Business Day
                         occurring after that Payment Date and otherwise as
                         provided in this clause 3;

               (iii)     in the case of any payment in respect of the Class A-2
                         Notes made on or prior to 1.00pm (London time) on a
                         Payment Date, make payments required to be made by it
                         in respect of the Class A-2 Notes as provided in this
                         clause 3 (other than clause 3.6(a)(iv)); and

               (iv)      in the case of any payment in respect of the Class A-2
                         Notes made after 1.00pm (London time) on a Payment
                         Date, make payments required to be made by it in
                         respect of the Class A-2 Notes on the next Business Day
                         occurring after that Payment Date and otherwise as
                         provided in this clause 3.

               However, unless and until the full amount of any payment in respect of the Offshore Notes required to be made under the
               Transaction Documents has been made under clause 3.1 to or to the order of the Principal Paying Agent, no Paying Agents shall be bound to make a payment under clause 3.

         (b)   If the Principal Paying Agent has not received on a Payment Date the full amount of principal and interest then payable on any
               Offshore Note in accordance with the Supplementary Terms Notice and the relevant Conditions, but receives the full amount later, it shall:

               (i)       forthwith upon full receipt notify the other Paying
                         Agents (if any), the Trustee, the Note Trustee, the
                         Security Trustee and the Manager; and

               (ii)      as soon as practicable after such full receipt give due
                         notice, in accordance with the relevant Condition 12
                         (unless the Note Trustee agrees otherwise), to the
                         relevant Offshore Noteholders that it has received the
                         full amount.

3.7      NOTICE OF NON-RECEIPT

         The Principal Paying Agent shall immediately notify by telex or facsimile (if appropriate) the other Paying Agents (if any), the Note
         Trustee, the Trustee, the Security Trustee, the Currency Swap Provider
         and the Manager if the full amount of any payment of principal or interest required to be made by the Supplementary Terms Notice and the relevant Conditions in respect of the Offshore Notes is not unconditionally received by it or to its order in accordance with this agreement.

3.8      REIMBURSEMENT

         The Principal Paying Agent shall (provided that it has been placed in funds by the Trustee) on demand promptly reimburse the other Paying
         Agents (if any) for payments of principal and interest properly made by that Paying Agent in accordance with the Supplementary Terms Notice, the relevant Conditions and this agreement. The Trustee shall not be concerned with the apportionment of any moneys between the Principal
         Paying Agent and the other Paying Agents (if any) and payment to the
         Principal Paying Agent of any moneys due to the Paying Agents shall operate as a good discharge to the Trustee in respect of such moneys.

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3.9      METHOD OF PAYMENT

         (a)   All sums payable by the Trustee to the Principal Paying Agent under this agreement shall, unless otherwise provided by and subject to the relevant Currency Swap, be paid by the Currency
               Swap Provider on behalf of the Trustee in US$ (in the case of the
               Class A-1 Notes or Class A-1 Noteholders) or Euros (in the case of the Class A-2 Notes or Class A-2 Noteholders) to such bank accounts as the Principal Paying Agent may from time to time notify to the Trustee and the Note Trustee. Those sums shall be held in an account for payment to the Offshore Noteholders and:

               (i)       failing that payment within the designated periods of
                         prescription specified in the relevant Condition 8; or

               (ii)      upon the bankruptcy, insolvency, winding up or
                         liquidation of the Principal Paying Agent or on default
                         being made by the Principal Paying Agent in the payment
                         of any amounts in respect of principal or interest in
                         accordance with this agreement,

               for repayment to the Trustee (subject to clause 4). On repayment in accordance with clause 4 to the Trustee, all liabilities of the Principal Paying Agent with respect to those moneys shall cease. The Principal Paying Agent shall, promptly after each
               Payment Date, confirm to the Trustee, in accordance with clause
               24, that the Principal Paying Agent has paid the relevant amount to the relevant Common Depository. The Principal Paying Agent will countersign and promptly return any such confirmation requested by the Trustee.

         (b)   Subject to the terms of this agreement, the Principal Paying
               Agent shall be entitled to deal with moneys paid to it under this agreement in the same manner as other moneys paid to it as a banker by its customers. The Principal Paying Agent shall be entitled to retain for its own account any interest earned on the sums from time to time credited to the account referred to in paragraph (a) and it need not segregate such sums from other amounts held by it, except as required by law.

3.10     NO FEE

         Subject to clause 20, no Paying Agent will charge any commission or fee in relation to any payment under this agreement to the person receiving or entitled to receive the payment or make the exchange.

3.11     TRUST

         The Principal Paying Agent shall hold on trust for the Note Trustee and the Offshore Noteholders all sums held by it for the payment of principal and interest with respect to the Offshore Notes until all relevant sums are paid to the Note Trustee or the Offshore Noteholders or otherwise disposed of in accordance with the Note Trust Deed.

3.12     FORMS AND INFORMATION

         The Manager shall provide each Paying Agent with any forms and such other information reasonably required by that Paying Agent in connection with any withholding Tax imposed on any payment under the
         Offshore Notes.

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4.       REPAYMENT
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         (a)   Immediately on any entitlement to receive principal or interest under any Offshore Note becoming void under the relevant
               Conditions, the Principal Paying Agent shall repay to the Trustee the amount which would have been due in respect of that principal or interest if it had been paid before the entitlement became void, together with any fees applicable to that payment or entitlement (pro rata as to the amount and time) to the extent already paid under clause 20.

         (b)   Despite paragraph (a), the Principal Paying Agent shall not be obliged to make any repayment to the Trustee so long as any amounts which should have been paid to or to the order of the
               Principal Paying Agent or, if applicable, the Note Trustee by the
               Trustee remain unpaid.

5.       APPOINTMENT OF THE CALCULATION AGENT
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         (a)   The Trustee (acting on the direction of the Manager) appoints the
               Calculation Agent as its reference agent in respect of the
               Offshore Notes upon the terms and conditions set forth in this agreement and the Calculation Agent accepts that appointment.

         (b)   It is acknowledged and agreed that:

               (i)       the Calculation Agent is the agent of the Trustee in
                         its capacity as trustee of the Trust only; and

               (ii)      despite anything else in this agreement, any other
                         Transaction Document or at law, the Trustee in its
                         personal capacity is not responsible for any act or
                         omission of the Calculation Agent except to the extent
                         of losses, costs, claims or damages caused by the
                         fraud, negligence or Default of the Trustee.

6.       DUTIES OF THE CALCULATION AGENT
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           (a)   The Calculation Agent shall, in relation to the Offshore Notes, until their final maturity or such earlier date on which the
               Offshore Notes are due and payable in full and in either case until the Trustee has paid all amounts in relation to the
               Offshore Notes to the Principal Paying Agent or, if applicable, the Note Trustee:

               (i)       perform such duties at its Specified Office as are set
                         forth in this agreement and in the relevant Conditions
                         and any other duties which are reasonably incidental at
                         the request of the Trustee, the Manager, the Note
                         Trustee or the Principal Paying Agent;

               (ii)      determine LIBOR (in respect of the Class A-1 Notes) and
                         EURIBOR (in respect of the Class A-2 Notes) for each
                         Interest Period, and calculate the relevant Interest
                         and Interest Rate on the relevant Offshore Notes, in
                         the manner set out in the relevant Condition 4 and
                         confirm with the Currency Swap Provider (using the
                         contact details notified by that Currency Swap Provider
                         to the Calculation Agent) that the LIBOR and EURIBOR
                         determined under this agreement is the same as

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                         the LIBOR and EURIBOR determined by the Currency Swap
                         Provider under the relevant Currency Swap;

               (iii)     notify the Trustee, the Manager, the Note Trustee, the
                         Paying Agents, the Irish Stock Exchange (for so long as
                         the Class A-2 Notes are listed on the Irish Stock
                         Exchange) and the Currency Swap Provider by telex or
                         facsimile transmission on or as soon as possible after
                         the first day of each Interest Period, of the Interest
                         Rates and the Interest so determined by it in relation
                         to that Interest Period, specifying to those parties
                         the rates upon which they are based and (where
                         relevant) the names of the banks quoting those rates.

         (b)   The Manager shall on behalf of the Trustee cause the Interest and
               Interest Rates applicable to the relevant Offshore Notes for each
               Interest Period, together with the relevant Payment Date, to be published (subject to clause 20, at the expense of the Trustee)
               in accordance with the provisions of the relevant Conditions 4 and 12, on or as soon as possible after the commencement of the relevant Interest Period unless the Note Trustee otherwise agrees, provided that the Trustee, the Calculation Agent and the
               Note Trustee shall co-operate with the Manager in order to effect that publication.

         (c)   The Interest, Interest Rate and relevant Payment Date published under paragraph (b) may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice to Offshore Noteholders in the event of an amendment to the Interest Period.

         (d)   If the Calculation Agent at any time and for any reason does not determine the Interest Rate for or calculate the Interest payable on an Offshore Note, the Manager shall do so and each such determination or calculation shall be deemed to have been made by the Calculation Agent. In doing so, the Manager shall apply the provisions of this clause 6, with any necessary consequential amendments, to the extent that, in its opinion, it can do so, and, in all other respects it shall do so in such a manner as it shall deem fair and reasonable in all the circumstances.

7.       NOTE TRUSTEE
--------------------------------------------------------------------------------

         (a)   At any time after:

               (i)       an Event of Default has occurred in relation to an
                         Offshore Note; or

               (ii)      Definitive Notes have not been issued when required in
                         accordance with the provisions of the Transaction
                         Documents,

               the Note Trustee may:

               (iii)     by notice in writing to the Trustee, the Manager, the
                         Calculation Agent, the Principal Paying Agent and the
                         other Paying Agents (if any) require the Principal
                         Paying Agent, the other Paying Agents and the
                         Calculation Agent either:

                         (A)  to act as Principal Paying Agent, Paying Agent,
                              Calculation Agent and Irish Paying Agent (in
                              relation to the Class A-2 Notes), respectively, of

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                              the Note Trustee on the terms of this agreement in
                              relation to payments to be made by or on behalf of
                              the Trustee under the terms of the Note Trust
                              Deed, except that the Note Trustee's liability
                              under any provisions of this agreement for the
                              indemnification of the Calculation Agent and the
                              Paying Agents shall be limited to any amount for
                              the time being held by the Note Trustee on the
                              trusts of the Note Trust Deed and which is
                              available to be applied by the Note Trustee for
                              that purpose; and

                         (B)  to hold all Definitive Notes and all amounts,
                              documents and records held by them in respect of
                              the Offshore Notes on behalf of the Note Trustee;
                              or

                         (C)  to deliver up all Definitive Notes, and all
                              amounts, documents and records held by them in
                              respect of the Offshore Notes, to the Note Trustee
                              or as the Note Trustee directs in that notice,
                              other than any documents or records which the
                              Calculation Agent or Paying Agent (as the case may
                              be) is obliged not to release by any law or
                              regulation; and

                         (D)  by notice in writing to the Trustee require it to
                              make (or arrange to be made) all subsequent
                              payments in respect of the Offshore Notes to the
                              order of the Note Trustee and not to the Principal
                              Paying Agent and, with effect from the issue of
                              that notice to the Trustee and until that notice
                              is withdrawn clause 2.3 of the Note Trust Deed
                              shall not apply.

               A payment by the Trustee of its payment obligations on each
               Payment Date under the Supplementary Terms Notice and the
               relevant Conditions to the Note Trustee in accordance with paragraph (a)(iii)(D) shall be a good discharge to the Note
               Trustee to the extent of such payment.

         (b)   The Note Trustee shall promptly upon request give notice to the
               Manager, the Trustee, the Security Trustee, the Calculation Agent
               and the Principal Paying Agent of any change in the Authorised
               Signatories of the Note Trustee.

8.       EARLY REDEMPTION OF OFFSHORE NOTES
--------------------------------------------------------------------------------

         (a)   If the Trustee intends to redeem the Offshore Notes prior to their Final Maturity Date pursuant to the relevant Condition 5
               (which it may only do at the direction of the Manager), the
               Manager shall give not less than 5 days' prior written notice to the Principal Paying Agent and the Note Trustee before giving the requisite period of notice to the Offshore Noteholders in
               accordance with the relevant Condition 5 and stating the Payment
               Date on which such Offshore Notes are to be redeemed.

         (b)   The Principal Paying Agent shall, on receipt of a notice under paragraph (a):

               (i)       notify the relevant Common Depository of the proposed
                         redemption, specifying:

                         (A)  the aggregate Invested Amount or Stated Amount (as
                              the case may be) of the Offshore Notes to be
                              redeemed;

                         (B)  the amount of principal to be repaid in relation
                              to the Offshore Notes; and

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                         (C)  the date on which the Offshore Notes are to be
                              redeemed; and

               (ii)      promptly and in accordance with the relevant
                         Conditions, on behalf of and at the expense of the
                         Trustee, publish the notices required in connection
                         with that redemption.

9.       PRO RATA REDEMPTION AND CANCELLATION OF NOTES
--------------------------------------------------------------------------------

         (a)   If the Trustee is required to redeem some (but not all) of the
               Offshore Notes prior to their Final Maturity Date pursuant to the relevant Condition 5 the Manager shall on each Determination Date give prior notice to the Calculation Agent, the Principal Paying
               Agent and the Note Trustee, as provided in the relevant Condition
               5.

         (b)   On receipt of a notice under paragraph (a), the Principal Paying
               Agent shall notify the relevant Common Depository of the proposed redemption, specifying in each case the aggregate Invested Amount of the Offshore Notes to be redeemed and the date on which such
               Offshore Notes are to be redeemed.

         (c)   For so long as the Class A-2 Notes are listed on the Irish Stock
               Exchange, the Manager on behalf of the Trustee shall ensure that notice of the matters referred to in paragraph (a) is provided to the Irish Stock Exchange or such other alternative exchange as agreed between the Trustee, the Note Trustee and the Manager (if required).

         (d)   The Manager shall, on (or as soon as practicable after) each
               Quarterly Determination Date calculate:

               (i)       the amount of principal to be repaid in respect of each
                         Offshore Note due on the Payment Date next following
                         that Determination Date;

               (ii)      the Stated Amount and Invested Amount of each Offshore
                         Note on the first day of the next following Interest
                         Period for the Offshore Notes (after deducting any
                         principal due to be made on the next Payment Date); and

               (iii)     the Class A Bond Factor on each Quarterly Determination
                         Date in respect of the Collection Period ending before
                         that Quarterly Determination Date,

               and shall forthwith notify or cause to be notified to the
               Trustee, the Calculation Agent, the Note Trustee, the Principal
               Paying Agent, the Irish Stock Exchange and each Currency Swap
               Provider of each of those determinations in accordance with the
               Supplementary Terms Notice. On receipt of that notice, the
               Principal Paying Agent shall give a copy of that notice to the relevant Common Depository.

         (e)   The Manager will immediately cause details of each determination under paragraph (d) to be published in accordance with the relevant Condition 12 at least one Business Day before the relevant Payment Date.

         (f)   If no principal is due to be repaid on the Offshore Notes on any
               Payment Date, the Manager shall give notice or shall cause a notice to this effect to be given to the relevant Offshore
               Noteholders in accordance with the relevant Condition 12.

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         (g)   If any Offshore Notes are redeemed in whole or in part in
               accordance with the Conditions and the Transaction Documents, the
               Principal Paying Agent will, if any Book-Entry Notes are still outstanding, cause the Note Registrar to record all relevant details in the Note Register. The Principal Paying Agent shall as soon as possible, and in any event within three months after the date of any redemption or purchase, furnish to each of the
               Trustee and, if the Principal Paying Agent is not also the Note
               Trustee, the Note Trustee a certificate setting out the aggregate
               Invested Amount and Stated Amount of Offshore Notes which have been redeemed or the aggregate Invested Amount and Stated Amount of Offshore Notes which have been purchased. If the Invested
               Amount of a Book-Entry Note is reduced to nil, the Principal
               Paying Agent shall destroy the relevant Book-Entry Note and issue a destruction certificate forthwith to the Note Trustee and shall send a copy of that certificate to the Trustee, the Manager and the Note Trustee.

10.      CANCELLATION, DESTRUCTION AND RECORDS WHERE OFFSHORE NOTES IN
         DEFINITIVE FORM HAVE BEEN ISSUED
--------------------------------------------------------------------------------

         (a)   All Definitive Notes which are redeemed in their entirety (but not partial redemptions of Definitive Notes in accordance with the relevant Condition 5), shall be forthwith cancelled by perforation by the Paying Agent by or through which they are redeemed, paid or exchanged. If that Paying Agent is not the
               Principal Paying Agent, that Paying Agent shall promptly give all relevant details and forward the cancelled Definitive Notes to the Principal Paying Agent.

         (b)   The Principal Paying Agent shall as soon as possible, and in any event within 70 days after the date of any redemption,
               presentation or payment of Definitive Notes, furnish to each of the Trustee, the Manager and the Note Trustee a certificate stating:

               (i)       the aggregate Invested Amount of Definitive Notes which
                         have been redeemed in full or, as the case may require,
                         the aggregate amounts of principal and interest paid in
                         respect of the Book-Entry Notes;

               (ii)      the serial numbers of those Definitive Notes; and

               (iii)     the aggregate Invested Amounts of Definitive Notes
                         which have been surrendered and replaced and the serial
                         numbers of those Definitive Notes.

         (c)   Unless otherwise previously instructed by the Trustee or the
               Manager, the Principal Paying Agent shall destroy any cancelled
               Definitive Notes in its possession and furnish each of the
               Trustee, the Manager and the Note Trustee with a destruction certificate which lists the Class and serial numbers of those
               Definitive Notes in numerical sequence.

         (d)   The Principal Paying Agent shall:

               (i)       keep a full and complete record of:

                         (A)  all Definitive Notes issued;

                         (B)  the redemption, purchase, cancellation, payment,
                              exchange, surrender for replacement or destruction
                              of the Definitive Notes; and

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                         (C)  all replacement Definitive Notes issued in
                              substitution for lost, stolen, mutilated, defaced
                              or destroyed Definitive Notes; and

               (ii)      make those records available at all reasonable times to
                         the Trustee, the Manager and the Note Trustee.

11.      ISSUE OF REPLACEMENT DEFINITIVE NOTES WHERE DEFINITIVE NOTES HAVE
         BEEN ISSUED
--------------------------------------------------------------------------------

         (a)   The Manager shall, where Definitive Notes have been issued, cause a sufficient quantity of additional Definitive Notes to be made available, upon request by the Principal Paying Agent, for the purpose of issuing replacement Definitive Notes as provided below.

         (b)   The Principal Paying Agent shall, subject to and in accordance with the Conditions, the Transaction Documents and this clause, issue any replacement Definitive Notes, in place of Definitive
               Notes which have been lost, stolen, mutilated, defaced or
               destroyed.

         (c)   The Principal Paying Agent shall not issue any replacement
               Definitive Note unless and until the relevant applicant has:

               (i)       paid all costs (including the fees and costs of the
                         Principal Paying Agent and of any Paying Agent through
                         which the replacement Definitive Note is issued) as may
                         be incurred in connection with that replacement;

               (ii)      in the case of a lost, stolen, defaced or destroyed
                         Definitive Note, furnished the Principal Paying Agent
                         with any evidence (including evidence as to the Class
                         and serial number of the Definitive Note in question)
                         and indemnity in respect of that loss, theft,
                         defacement or destructions as the Trustee or the
                         Manager and the Principal Paying Agent may reasonably
                         require; and

               (iii)     in the case of a mutilated or defaced Definitive Note,
                         surrendered to the Principal Paying Agent the mutilated
                         or defaced Definitive Note which is to be replaced.

         (d)   The Principal Paying Agent shall cancel any mutilated or defaced
               Definitive Note replaced under this clause and shall furnish the
               Trustee, the Manager and the Note Trustee, on the first day of each month, with a certificate stating the Class and serial numbers of Definitive Notes cancelled during that month. Unless otherwise previously instructed by the Trustee or the Manager, the Principal Paying Agent shall destroy any cancelled Definitive
               Notes and furnish the Trustee, the Manager and the Note Trustee with a destruction certificate containing the information
               specified in clause 10(b).

         (e)   The Principal Paying Agent shall, on issuing any replacement
               Definitive Note, forthwith inform each of the other Paying
               Agents, the Trustee, the Manager and the Note Trustee of the
               Invested Amount and the Class and serial number of that
               replacement Definitive Note issued and the Class and serial number of the Definitive Note in place of which the replacement
               Definitive Note has been issued.

         (f)   Whenever any Definitive Note which is alleged to have been lost, stolen or destroyed (and in replacement for which a new
               Definitive Note has been issued) is presented to any Paying

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               Agent for payment, the Paying Agent to which that Definitive Note is presented shall immediately notify the Trustee, the Manager, the Note Trustee and (if presentation is not made to the
               Principal Paying Agent) the Principal Paying Agent. The Principal
               Paying Agent shall, on receipt of that notice or (as the case may
               be) on presentation of the Definitive Note to it and after consultation with the Trustee, take appropriate steps (subject to being indemnified to its reasonable satisfaction as to cost) to recover the amount covered by the indemnity with respect to the allegedly lost, stolen or destroyed Definitive Note. The
               Principal Paying Agent shall account to the Trustee for any amount so collected.

12.      NOTICES TO NOTEHOLDERS
--------------------------------------------------------------------------------

         (a)   At the request and expense of the Trustee, the Principal Paying
               Agent shall arrange for the publication of all notices to
               Offshore Noteholders in accordance with the relevant Conditions.

         (b)   The Principal Paying Agent shall promptly send to the Note
               Trustee one copy of the form of every notice given to Offshore
               Noteholders in accordance with the relevant Conditions.

13.      DOCUMENTS AND FORMS
--------------------------------------------------------------------------------

         (a)   The Manager shall provide to the Principal Paying Agent for distribution to each Paying Agent:

               (i)       sufficient copies of all documents required by the
                         relevant Conditions, the Prospectus (in relation to the
                         Class A-1 Notes), the Offering Circular (in relation to
                         the Class A-2 Notes), the Note Trust Deed or the Irish
                         Stock Exchange (for so long as the Class A-2 Notes are
                         listed on the Irish Stock Exchange) to be available to
                         Offshore Noteholders for issue or inspection (including
                         the Note Trust Deed, the Master Trust Deed and the
                         Supplementary Terms Notice);

               (ii)      in the event of a meeting of Offshore Noteholders being
                         called, forms of voting certificates and block voting
                         instructions, together with instructions from the
                         Trustee (those instructions having previously been
                         approved by the Note Trustee) as to the manner of
                         completing, dealing with and recording the issue of
                         such forms; and

               (iii)     if Definitive Notes are issued, specimens of those
                         Definitive Notes.

         (b)   The Manager and the Trustee shall provide to the Calculation
               Agent such documents as the Calculation Agent may reasonably require from the Manager or the Trustee (and in the case of the
               Trustee only those documents that are in the Trustee's possession or power) in order for the Calculation Agent properly to fulfil its duties in respect of the Offshore Notes.

14.      AUTHENTICATION
--------------------------------------------------------------------------------

         The Principal Paying Agent upon written direction of the Manager shall authenticate or cause to be authenticated the Book-Entry Notes and (if required) the Definitive Notes (whether on initial issue

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         or on replacement). The Principal Paying Agent shall not be required to authenticate or cause to be authenticated any Book-Entry Notes or
         Definitive Notes unless directed to do so in writing by the Manager, or the Trustee at the direction of the Manager.

15.      INDEMNITY
--------------------------------------------------------------------------------

         (a)   Subject to paragraph (b) and clause 25, the Trustee shall
               indemnify each Paying Agent, the Note Registrar and the
               Calculation Agent against any loss, damages, proceeding,
               liability, cost, claim, action, demand or expense (in this clause
               15, each, an EXPENSE) which that Paying Agent, the Note Registrar or the Calculation Agent, as the case may be, may incur or which may be made against that Paying Agent, the Note Registrar or the
               Calculation Agent (as the case may be), as a result of or in connection with that Paying Agent's, the Note Registrar's or the
               Calculation Agent's, as the case may be, appointment or the exercise of that Paying Agent's, the Note Registrar's or the
               Calculation Agent's, as the case may be, powers and performance of the Paying Agent's, the Note Registrar's or the Calculation
               Agent's, as the case may be, duties under this agreement,
               notwithstanding the resignation or removal of that Paying Agent, the Note Registrar or the Calculation Agent in accordance with clause 19 (including any liability in respect of payment of a cheque drawn by that Paying Agent or the Calculation Agent (as the case may be) where the cheque is collected or sued upon or an attempt at collection is made after the amount in respect of which it is paid has been returned to the Trustee under clause
               4).

         (b)   The indemnity in paragraph (a) applies to any Expense of a Paying
               Agent, the Note Registrar or the Calculation Agent (as the case may be) only:

               (i)       to the extent the Expense does not result from the
                         breach by the Paying Agent, the Note Registrar or the
                         Calculation Agent (as the case may be) of the terms of
                         this agreement or which breach arises out of the Paying
                         Agent's, the Note Registrar's or the Calculation
                         Agent's (as the case may be) own fraud, wilful default
                         or negligence or that of its directors, officers or
                         employees or servants; and

               (ii)      if and whenever the Trustee or the Manager so requires,
                         the Paying Agent, the Note Registrar or the Calculation
                         Agent (as the case may be) takes any actions or
                         proceedings under the control and at the expense of the
                         Trustee as the Trustee may reasonably require to avoid,
                         resist or compromise that Expense.

         (c)   Subject to paragraph (d), each of the Calculation Agent, the Note
               Registrar and the Paying Agents severally indemnifies the Trustee and the Manager against all losses, liabilities, costs, claims, actions, damages, expenses or demands which the Trustee or the
               Manager (as the case may be) may incur or which may be made against it as a result of a breach by the Calculation Agent, the
               Note Registrar or the Paying Agent (as the case may be) of any term of this agreement or its own fraud, wilful default or negligence or that of its directors, officers, employees or servants including any failure to obtain and maintain in
               existence any Authorisation required by it for the assumption, exercise and performance of its powers and duties under this agreement.

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         (d)   Notwithstanding any other provision in this agreement, each of the Calculation Agent, the Note Registrar and the Paying Agents
               shall:

               (i)       not be liable to indemnify the Trustee or the Manager
                         (as the case may be) for any loss caused by events
                         beyond its reasonable control including, any
                         malfunction, interruption or error in the transmission
                         of information caused by any machine or systems or
                         interception of communication facilities, abnormal
                         operating conditions or acts of God; and

               (ii)      have no liability whatsoever for any consequential,
                         special, indirect or speculative loss or damages
                         (including, but not limited to, loss of profits,
                         whether or not foreseeable) suffered by the Trustee or
                         the Manager in connection with the transactions
                         contemplated by and the relationship established by
                         this agreement even if the Calculation Agent, the Note
                         Registrar or the relevant Paying Agent (as the case may
                         be) has been advised as to the possibility of the same.

16.      THE NOTE REGISTER
--------------------------------------------------------------------------------

16.1     APPOINTMENT OF NOTE REGISTRAR

         The Trustee appoints the Bank of New York to be the initial Note
         Registrar. The Bank of New York accepts that appointment.

16.2     DETAILS TO BE KEPT ON THE NOTE REGISTER

         The Note Registrar shall keep the Note Register with respect to the
         Trust in accordance with the terms of this agreement and Note Trust
         Deed, on which shall be entered the following information relating to the Trust:

         (a)   (NAME) the name of the Trust;

         (b)   (CREATION) the date of the creation of the Trust;

         (c)   (ISSUE DATES) the Issue Dates for Offshore Notes issued in relation to the Trust;

         (d)   (INITIAL INVESTED AMOUNT) the total Initial Invested Amount of
               Offshore Notes issued on each such Issue Date;

         (e)   (INVESTED AMOUNT) the Invested Amount of each Offshore Note from time to time;

         (f)   (STATED AMOUNT) the Stated Amount of each Offshore Note from time to time;

         (g)   (SERIES) details of relevant Classes of Offshore Notes;

         (h)   (DETAILS OF NOTEHOLDERS) the name and address of each Offshore
               Noteholder;

         (i)   (NUMBER OF NOTES) the number of Offshore Notes held by each
               Offshore Noteholder;

         (j)   (DATE OF ENTRY) the date on which a person was entered as the holder of Offshore Notes;

         (k)   (DATE OF CESSATION) the date on which a person ceased to be a
               Offshore Noteholder;

         (l)   (ACCOUNT) the account to which any payments due to a Offshore
               Noteholder are to be made (if applicable);

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         (m)   (PAYMENTS) a record of each payment in respect of the Offshore
               Notes; and

         (n)   (ADDITIONAL INFORMATION) such other information as:

               (i)       is required by the Supplementary Terms Notice;

               (ii)      the Note Registrar considers necessary or desirable; or

               (iii)     the Manager or the Trustee reasonably requires in
                         writing with respect to Offshore Notes.

16.3     PAYMENTS OF PRINCIPAL AND INTEREST

         (a)   Any payment of principal or interest on any Offshore Note shall be endorsed by the Note Registrar on the Note Register. In the case of payments of principal, the Invested Amount of the
               Offshore Notes shall be reduced for all purposes by the amount so paid and endorsed on the Note Register. Any such record shall be prima facie evidence that the payment in question has been made.

         (b)   If the amount of principal or interest (as the case may be) due for payment on any Offshore Note is not paid in full (including
               Carryover Charge Offs and by reason of a deduction or
               withholding) the Note Registrar shall endorse a record of that shortfall on the Note Register.

16.4     PLACE OF KEEPING REGISTER, COPIES AND ACCESS

         The Note Register shall be:

         (a)   (PLACE KEPT) kept at the office of the Note Registrar at 101
               Barclay Street, 21st Floor West, New York NY 10286, United States
               of America or at such place as the Trustee, the Manager and the
               Note Registrar may agree;

         (b)   (ACCESS TO MANAGER AND AUDITOR) open to the Trustee, the Manager, the Note Trustee and the Auditor of the Trust to inspect during normal business hours;

         (c)   (INSPECTION BY OFFSHORE NOTEHOLDERS) open for inspection by the
               Note Trustee or an Offshore Noteholder during normal business hours but, in the case of an Offshore Noteholder, only in respect of information relating to that Offshore Noteholder; and

         (d)   (NOT FOR COPYING) not available to be copied by any person (other than the Trustee, the Manager or the Note Trustee) except in compliance with such terms and conditions (if any) as the
               Manager, the Trustee and the Note Registrar in their absolute discretion nominate from time to time.

16.5     DETAILS ON NOTE REGISTER CONCLUSIVE

         (a)   (RELIANCE ON REGISTER) The Trustee shall be entitled to rely on the Note Register as being a correct, complete and conclusive record of the matters set out in it at any time and whether or not the information shown in the Note Register is inconsistent with any other document, matter or thing. The Trustee is not liable to any person in any circumstances whatsoever for any inaccuracy in, or omission from, the Note Register.

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(b)               (NO TRUSTS ETC) The Note Registrar shall not be obliged to enter on the Note Register notice of any trust, Security
                  Interest or other interest whatsoever in respect of any
                  Offshore Notes and the Trustee shall be entitled to recognise an Offshore Noteholder as the absolute owner of Offshore Notes and the Trustee shall not be bound or affected by any trust affecting the ownership of any Offshore Notes unless ordered by a court or required by statute.

16.6     ALTERATION OF DETAILS ON NOTE REGISTER

         On the Note Registrar being notified of any change of name or address or payment or other details of an Offshore Noteholder by the Offshore
         Noteholder, the Note Registrar shall alter the Note Register accordingly.

16.7     RECTIFICATION OF NOTE REGISTER

         If:

         (a)   an entry is omitted from the Note Register;

         (b)   an entry is made in the Note Register otherwise than in
               accordance with this agreement;

         (c)   an entry wrongly exists in the Note Register;

         (d)   there is an error or defect in any entry in the Note Register; or

         (e)   default is made or unnecessary delay takes place in entering in the Note Register that any person has ceased to be the holder of
               Offshore Notes,

         the Note Registrar may rectify the same.

16.8     CORRECTNESS OF NOTE REGISTER

         The Note Registrar shall not be liable for any mistake, error or omission on the Note Register or in any purported copy except to the extent that the mistake, error or omission is attributable to its fraud, negligence or wilful default or that of its directors, officers or employees who have day to day responsibility for the administration of the Note Trust or Note Register.

17.      CHANGES OF NOTE REGISTRAR
--------------------------------------------------------------------------------

17.1     REMOVAL

         The Trustee (or the Manager on its behalf after advising the Trustee)
         may terminate the appointment of the Note Registrar with the prior written approval of the Note Trustee (which approval must not be unreasonably withheld or delayed), with effect not less than 60 days from that notice.

17.2     RESIGNATION

         Subject to this clause 17 the Note Registrar may resign its appointment at any time by giving to the Trustee, the Manager and the Note
         Registrar not less than 60 days prior written notice to that effect.

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17.3     LIMITATION

         Despite clauses 17.1 and 17.2:

         (a)   no resignation by or termination of the appointment of the Note
               Registrar shall take effect until a new Note Registrar approved in writing by the Note Trustee has been appointed on terms previously approved in writing by the Note Trustee (in each case, that approval not to be unreasonably withheld or delayed); and

         (b)   the appointment of a new Note Registrar shall be on the terms and subject to the conditions of this agreement and the outgoing Note
               Registrar shall co-operate fully to do all further acts and things and execute any further documents as may be necessary or desirable to give effect to the appointment of the new Note
               Registrar.

18.      GENERAL
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18.1     COMMUNICATIONS TO OFFSHORE NOTEHOLDERS

         The Principal Paying Agent shall, upon receipt from the Trustee,
         Manager, Security Trustee or Note Trustee of any communication to be delivered to Offshore Noteholders or Class A Note Owners (as the case may be) including any communications pursuant to clauses 3.3, 3.4, 7.1,
         11(n)(i), 18(a), 22.3 or 23.2 of the Note Trust Deed or any other solicitation of notice from or consent of the Offshore Noteholders or
         Class A Note Owners pursuant to or relating to the Note Trust Deed or this agreement, forward such communications to the Offshore Noteholders or Class A Note Owners, along with instructions that the responses relating to such communications be returned to the Principal Paying
         Agent. Such communication shall include the date upon which the response to such solicitation shall be delivered (the RESPONSE DATE).
         The Principal Paying Agent shall treat any Offshore Noteholder or Class
         A Note Owner who has not delivered its response as of the Response Date as having withheld its consent to the proposed action. The Principal
         Paying Agent shall notify the Trustee, Manager and Note Trustee of the results of any such solicitations of consent.

18.2     AGENCY

         Subject to any other provision of this agreement including clause 7, each of the Paying Agents, the Calculation Agent and the Note Registrar
         (each a NOTE PARTY) shall act solely for and as agent of the Trustee and shall not have any obligations towards or relationship of agency or trust with any person entitled to receive payments of principal and/or interest on the Offshore Notes and shall be responsible only for performance of the duties and obligations expressly imposed upon it in this agreement.

18.3     IDENTITY

         Each Paying Agent shall (except as ordered by a court of competent jurisdiction or as required by law) be entitled to treat the person:

         (a)   who is, while a Book-Entry Note remains outstanding, the
               registered owner of that Book-Entry Note as the person entitled to receive payments of principal or interest (as applicable) and each person shown in the records of the relevant Common
               Depository as

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               the holder of any Offshore Note represented by a Book-Entry Note shall be entitled to receive from the registered owner of that
               Book-Entry Note any payment so made in accordance with the respective rules and procedures of that Common Depository and on the terms and subject to the conditions of that Book-Entry Note;

         (b)   who is the registered owner of any relevant Definitive Note, as the absolute owner or owners of that Definitive Note, (whether or not that Definitive Note, is overdue and despite any notice of ownership or writing on it or any notice of previous loss or theft or of any trust or other interest in it); or

         (c)   who, when a Book-Entry Note in respect of any Offshore Note is no longer outstanding but Definitive Notes in respect of the
               Offshore Notes have not been issued, is for the time being the
               Note Trustee, as the person entrusted with the receipt of
               principal or interest, as applicable, on behalf of the Offshore
               Noteholders; or

         and in all cases and for all purposes despite any notice to the contrary and shall not be liable for so doing.

18.4     NO SET-OFF

         No Paying Agent shall exercise any right of set-off, withholding, counterclaim or lien against, or make any deduction in any payment to, any person entitled to receive amounts of principal or interest on the
         Offshore Notes in respect of moneys payable by it under this agreement.

18.5     RELIANCE

         Each of the Calculation Agent, the Note Registrar and the Paying
         Agent(s) shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered by it in reliance upon any instruction, request or order from the Trustee or the Manager or in reliance upon any Offshore Note or upon any notice, resolution, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been delivered, signed or sent by the proper party or parties.

18.6     ENTITLED TO DEAL

         A Note Party or any of its directors or officers shall not be precluded from acquiring, holding or dealing in any Offshore Notes or from engaging or being interested in any contract or other financial or other transaction or arrangement with the Trustee, the Manager or the
         Servicer as freely as if it were not an agent of the Trustee under this agreement and in no event whatsoever (other than fraud, wilful default or negligence) shall any Note Party be liable to account to the Trustee or any person entitled to receive amounts of principal or interest on the Offshore Notes for any profit made or fees or commissions received in connection with this agreement or any Offshore Notes.

18.7     CONSULTATION

         Each Note Party may properly consult as to legal matters with lawyers selected by it, who may be employees of or lawyers to the Trustee, the
         Manager or the relevant Paying Agent or the Calculation Agent. The Note
         Party must promptly notify the Trustee and the Manager of any such appointment or consultation.

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18.8     DUTIES

         Each Note Party shall perform the duties, and only the duties, contained in or reasonably incidental to this agreement and the
         Conditions and in the Offshore Notes, and no implied duties or obligations (other than general laws as to agency) shall be read into this agreement or the Offshore Notes against any Note Party. A Note
         Party shall not be required to take any action under this agreement which would require it to incur any expense or liability, for which (in its reasonable opinion) either it would not be reimbursed within a reasonable time or in respect of which it has not been indemnified to its satisfaction.

18.9     INCOME TAX RETURNS

         The Principal Paying Agent shall, subject always to compliance with mandatory provisions of law, upon request from any Offshore Noteholder, deliver to such Offshore Noteholder such information as may be reasonably required to enable such Offshore Noteholder to prepare all applicable income tax returns.

18.10    TAXES

         Each Paying Agent shall file such returns concerning payments under this agreement as shall be required of it by applicable law, but shall not be responsible for the collection or withholding of Taxes due on such payments except, and only to the extent, required of it as Paying
         Agent by applicable law.

18.11    WRITTEN INSTRUCTIONS

         Each Paying Agent may, at any time, apply to the Trustee for written instructions with respect to any matter arising under this agreement and shall be fully protected in acting in accordance with such instructions.

18.12    NO REPRESENTATIONS

         No Paying Agent makes any representation with respect to the validity or sufficiency of the Offshore Notes, or the use or application of the proceeds of sale or distribution of the Offshore Notes, and shall incur no liability with respect to the foregoing.

18.13    EUROPEAN UNION TAX DIRECTIVE

         (a)   [The obligations of each Paying Agent under this agreement are subject to:

               (i)       the provisions of the European Union Tax Directive; and

               (ii)      the "beneficial owner" (as defined in the European
                         Union Tax Directive) providing to that Paying Agent
                         such information and documents (if any) required by
                         that Paying Agent in order for it to comply with the
                         European Union Tax Directive.

         (b)   The Trustee authorises each Paying Agent to make mandatory disclosures required by the European Union Tax Directive to be made to the competent authority of the member state of the
               European Union of that Paying Agent.]

         [MAYER BROWN UK TO CONFIRM WORDING.]

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19.      CHANGES IN PAYING AGENTS AND CALCULATION AGENT
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19.1     REMOVAL

         The Trustee (or the Manager with the consent of the Trustee (such consent not to be unreasonably withheld)) may at any time:

         (a)   with the prior written approval of the Note Trustee appoint:

               (i)       additional or alternative Paying Agents; or

               (ii)      an alternative Calculation Agent;

         (b)   subject to this clause 19, terminate the appointment of any
               Paying Agent or the Calculation Agent by giving written notice to that effect to each Designated Rating Agency, the Note Trustee, the Calculation Agent (if its appointment is to be terminated), the Principal Paying Agent and (if different) the Paying Agent whose appointment is to be terminated:

               (i)       with effect immediately on that notice, if any of the
                         following occurs in relation to the Paying Agent or
                         Calculation Agent (as the case may be):

                         (A)  an Insolvency Event has occurred in relation to
                              the Paying Agent or Calculation Agent;

                         (B)  the Paying Agent or Calculation Agent has ceased
                              its business;

                         (C)  the Paying Agent or Calculation Agent fails to
                              comply with any of its obligations under this
                              agreement and, if capable of remedy, such failure
                              is not remedied within five days after the earlier
                              of (1) the Paying Agent or the Calculation Agent,
                              as the case may be, having become aware of that
                              failure and (2) the receipt by the Paying Agent or
                              the Calculation Agent, as the case may be, of
                              written notice with respect thereto from the
                              Trustee or Manager; or

               (ii)      otherwise, with the prior written approval of the Note
                         Trustee (which approval must not be unreasonably
                         withheld or delayed) with effect not less than 60 days'
                         from that notice, which date shall be not less than 30
                         days before nor 30 days after any due date for payment
                         of any Offshore Notes.

19.2     RESIGNATION

         Subject to this clause 19, a Paying Agent or the Calculation Agent may resign its appointment under this agreement at any time by giving to the Trustee, the Manager, each Designated Rating Agency and (where a
         Paying Agent is resigning and the Paying Agent is not the Principal
         Paying Agent) the Principal Paying Agent not less than 60 days' written notice to that effect, which notice shall expire not less than 30 days before or 30 days after any due date for payment of any Offshore Notes.

19.3     LIMITATION

         Despite clauses 19.1 and 19.2:

         (a)   no resignation by or termination of the appointment of the
               Principal Paying Agent shall take effect until a new Principal
               Paying Agent approved in writing by the Note Trustee has

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               been appointed on terms previously approved in writing by the
               Note Trustee (in each case, that approval not to be unreasonably withheld or delayed);

         (b)   subject to clause 19.3(a), if any Paying Agent or the Calculation
               Agent resigns in accordance with clause 19.2, but by the day falling 15 days before the expiry of any notice under clause 19.2 the Trustee or the Manager has not appointed a new Paying Agent or Calculation Agent then the relevant Paying Agent or
               Calculation Agent (as the case may be) may appoint in its place any reputable bank or trust company of good standing approved in writing by the Note Trustee and provided that the appointment is made on terms previously approved in writing by the Note Trustee
               (in each case, that approval not to be unreasonably withheld or delayed);

         (c)   no resignation by or termination of the appointment of any Paying
               Agent shall take effect if as a result of that resignation or termination there would cease to be a Paying Agent which has a
               Paying Office in the City of New York (in the case of the Class
               A-1 Notes), the United Kingdom (in the case of the Class A-2
               Notes) or the Republic of Ireland (for so long as the Class A-2
               Notes are listed on the Irish Stock Exchange);

         (d)   no appointment or termination of the appointment of any Paying
               Agent or the Calculation Agent (as the case may be) shall take effect unless and until notice has been given to the Offshore
               Noteholders in accordance with the relevant Conditions; and

         (e)   the appointment of any additional Paying Agent shall be on the terms and subject to the conditions of this agreement and each of the parties to this agreement shall co-operate fully to do all further acts and things and execute any further documents as may be necessary or desirable to give effect to the appointment of the Paying Agent (which shall not, except in the case of an appointment under clause 19.1(a) or a termination under clause
               19.1(b)(ii) or a resignation under clause 19.2, be at the cost of the Trustee).

         In addition, the Trustee at the direction of the Manager shall forthwith appoint a Paying Agent with a Paying Office in the Republic of Ireland and/or the United Kingdom (as the case may be) in the circumstances described in the relevant Condition 6 (if there is no such Paying Agent at the time) and while such circumstances subsist maintain such a Paying Agent. Notice of any such termination or appointment and of any change in the office through which any Paying
         Agent will act will be given by the Manager on behalf of the Trustee in accordance with the relevant Condition 12.

19.4     DELIVERY OF AMOUNTS

         If the appointment of the Principal Paying Agent terminates, the
         Principal Paying Agent shall, on the date on which that termination takes effect, pay to the successor Principal Paying Agent any amount held by it for payment of principal or interest in respect of any
         Offshore Note and shall deliver to the successor Principal Paying Agent all records maintained by it pursuant to this agreement and all documents (including any Definitive Notes) held by it under this agreement.

19.5     SUCCESSOR TO PAYING AGENTS

         (a)   On the execution by the Trustee, the Manager and any successor
               Paying Agent of an instrument effecting the appointment of that successor Paying Agent, that successor Paying

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               Agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts,
               immunities, duties and obligations of its predecessor with effect as if originally named as Paying Agent (or, in the case of a successor Principal Paying Agent, as if originally named as
               Principal Paying Agent) in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued
               liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Paying Agent is appointed.

         (b)   Any corporation:

               (i)       into which a Paying Agent is merged;

               (ii)      with which a Paying Agent is consolidated;

               (iii)     resulting from any merger or consolidation to which a
                         Paying Agent is a party; or

               (iv)      to which a Paying Agent sells or otherwise transfers
                         all or substantially all the assets of its corporate
                         trust business,

               shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become a successor Paying Agent under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the
               Manager, and after that effective date all references in this agreement to a Paying Agent (or in the case of a successor
               Principal Paying Agent, to the Principal Paying Agent) shall be references to that corporation.

19.6     SUCCESSOR TO CALCULATION AGENT

         (a)   On the execution by the Trustee, the Manager and any successor
               Calculation Agent of an instrument effecting the appointment of that successor Calculation Agent, that successor Calculation
               Agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts,
               immunities, duties and obligations of its predecessor with effect as if originally named as Calculation Agent in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor
               Calculation Agent is appointed.

         (b)   Any corporation:

               (i)       into which the Calculation Agent is merged;

               (ii)      with which the Calculation Agent is consolidated;

               (iii)     resulting from any merger or consolidation to which the
                         Calculation Agent is a party;

               (iv)      to which the Calculation Agent sells or otherwise
                         transfers all or substantially all the assets of its
                         corporate trust business,

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               shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Calculation Agent under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the
               Manager, and after that effective date all references in this agreement to the Calculation Agent shall be references to that corporation.

19.7     SUCCESSOR TO NOTE REGISTRAR

         (a)   On the execution by the Trustee, the Manager and any successor
               Note Registrar of an instrument effecting the appointment of that successor Note Registrar, that successor Note Registrar shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor with effect as if originally named as Note Registrar in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued
               liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Note Registrar is appointed.

         (b)   Any corporation:

               (i)       into which the Note Registrar is merged;

               (ii)      with which the Note Registrar is consolidated;

               (iii)     resulting from any merger or consolidation to which the
                         Note Registrar is a party; or

               (iv)      to which the Note Registrar sells or otherwise
                         transfers all or substantially all the assets of its
                         corporate trust business,

               shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Note Registrar under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the
               Manager, and after that effective date all references in this agreement to the Note Registrar shall be references to that corporation.

19.8     NOTICE TO OFFSHORE NOTEHOLDERS

         The Manager on behalf of the Trustee shall, within 14 days of:

         (a)   the termination of the appointment of any Paying Agent, the Note
               Registrar or the Calculation Agent;

         (b)   the appointment of a new Paying Agent, the Note Registrar or
               Calculation Agent; or

         (c)   the resignation of any Paying Agent or Calculation Agent,

         give to the Offshore Noteholders notice of the termination, appointment or resignation in accordance with the relevant Condition 12 (in the case of a termination under clause 19.1(b)(i) or 19.2 at the cost of the outgoing Paying Agent or the Calculation Agent, as the case may
         be).

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19.9     CHANGE IN PAYING OFFICE OR SPECIFIED OFFICE

         (a)   If any Paying Agent proposes to change its Paying Office or to nominate a further Paying Office (which must be within the same city as its previous Paying Office), it must give to the Trustee, the Manager, the Note Trustee, the Offshore Noteholders (which notice, in the case of the Offshore Noteholders, must be given in accordance with Condition 12) and, in the case of a change in the
               Paying Office of a Paying Agent other than the Principal Paying
               Agent, the Principal Paying Agent, not less than 30 days' prior written notice of that change, giving the address of the new
               Paying Office and stating the date on which the change is to take effect.

         (b)   If the Calculation Agent proposes to change its Specified Office
               (which must be in London or such other jurisdiction as the
               Calculation Agent, the Manager and the Trustee agree from time to time), or to nominate a further Specified Office, it must give to the Trustee, the Manager, the Offshore Noteholders (which notice, in the case of the Offshore Noteholders, must be given in
               accordance with Condition 12) and the Note Trustee, not less than
               30 days' prior written notice of that change, giving the address of the new Specified Office and stating the date on which the change is to take effect.

         (c)   The Manager, on behalf of the Trustee, must, within 14 days of receipt of a notice under paragraph (a) (unless the appointment is to terminate pursuant to clause 19.1 or 19.2 on or prior to the date of that change) give to the Offshore Noteholders notice in accordance with the relevant Conditions of that change and of the address of the new Paying Office or Specified Office (as the case may be) but the costs of giving that notice shall be borne by the Paying Agent or the Calculation Agent (as the case may be)
               which is changing its Paying Office and not by the Trustee or the
               Manager.

20.      FEES AND EXPENSES
--------------------------------------------------------------------------------

         (a)   The Trustee shall pay to the Principal Paying Agent during the period when any of the Offshore Notes remain outstanding the administration fee separately agreed by the Principal Paying
               Agent and the Manager (on behalf of the Trustee), together with any out-of-pocket expenses properly incurred (including any legal fees and expenses). If the appointment of the Principal Paying
               Agent is terminated under this agreement, the Principal Paying
               Agent must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the Principal
               Paying Agent will not be the Principal Paying Agent.

         (b)   The Trustee shall pay to the Calculation Agent during the period when any of the Offshore Notes remain outstanding the fee
               separately agreed by the Calculation Agent, the Manager and the
               Trustee, together with any out-of-pocket expenses properly incurred (including any legal fees and expenses). If the
               appointment of the Calculation Agent is terminated under this agreement, the Calculation Agent must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the Calculation Agent will not be the Calculation Agent.

         (c)   The Trustee shall pay to the Note Registrar during the period when any of the Offshore Notes remain outstanding the fee
               separately agreed by the Note Registrar and the Trustee,

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               together with any out-of-pocket expenses properly incurred
               (including any legal fees and expenses). If the appointment of the Note Registrar is terminated under this agreement, the Note
               Registrar must refund to the Trustee that proportion of the fee
               (if any) which relates to the period during which the Note
               Registrar will not be the Note Registrar.

         (d)   Save as provided in paragraphs (a), (b) and (c), or as expressly provided elsewhere in this agreement, neither the Trustee nor the
               Manager shall have any liability in respect of any fees or expenses of the Calculation Agent, Principal Paying Agent, any
               other Paying Agent or the Note Registrar in connection with this agreement.

         (e)   The above fees, payments and expenses shall be paid in Euros or
               A$ (as separately agreed between each of the Trustee, the Manager and the Principal Paying Agent (in the case of the fees, payments and expenses referred to in paragraph (a)), each of the Trustee, the Manager and the Calculation Agent (in the case of the fees, payments and expenses referred to in paragraph (b)) and each of the Trustee, the Manager and the Note Registrar (in the case of the fees, payments and expenses referred to in paragraph (c)) and the Trustee shall in addition pay any Value Added Tax and GST which may be applicable. The Principal Paying Agent shall arrange for payment of commissions to the other Paying Agents and arrange for the reimbursement of their expenses promptly upon demand, supported by evidence of that expenditure, and provided that payment is made as required by paragraph (a) the Trustee shall not be concerned with or liable in respect of that payment.

21.      WAIVERS, REMEDIES CUMULATIVE
--------------------------------------------------------------------------------

         (a)   No failure to exercise and no delay in exercising any right, power or remedy under this agreement operates as a waiver. Nor does any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

         (b)   The rights, powers and remedies provided to a party in this agreement are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

22.      SEVERABILITY OF PROVISIONS
--------------------------------------------------------------------------------

         Any provision of this agreement which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this agreement nor affect the validity or enforceability of that provision in any other jurisdiction.

23.      ASSIGNMENTS
--------------------------------------------------------------------------------

         Subject to the other provisions of this agreement, no party may assign or transfer any of its rights or obligations under this agreement without the prior written consent of the other parties, or if the rating of any Offshore Notes would be withdrawn or reduced as a result of the assignment, except for the creation of a charge by the Trustee under the Security Trust Deed. A party who assigns or

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         transfers any of its rights or obligations under this agreement must promptly notify each Designated Rating Agency of that assignment or transfer.

24.      NOTICES
--------------------------------------------------------------------------------

24.1     GENERAL

         All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this agreement:

         (a)   must be in writing;

         (b)   must be signed by an Authorised Signatory of the sender; and

         (c)   subject to paragraph (d), will be taken to be duly given or made:

               (i)       (in the case of delivery in person or by post) when
                         delivered, received or left at the address of the
                         recipient shown in clause 24.2 or to any other address
                         which may have been notified by the recipient to the
                         sender under this clause 24;

               (ii)      (in the case of facsimile transmission) on receipt of a
                         transmission report confirming successful transmission
                         to the number shown in clause 24.2 or any other number
                         notified by the recipient to the sender under this
                         clause 24; and

               (iii)     (in the case of a telex) on receipt by the sender of
                         the answerback code of the recipient at the end of
                         transmission to the number shown in clause 24.2 or any
                         other number notified by the recipient to the sender
                         under this clause 24,

               but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 5.00 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

         (d)   For the purposes of paragraph (c), all notices, requests,
               demands, consents, approvals, agreements or other communications to the Note Trustee, Principal Paying Agent, the Irish Paying
               Agent, the Note Registrar or the Calculation Agent must be given or made by facsimile transmission.

         Any party may by notice to each party change its address, facsimile, telex or telephone number under this clause 24.1.

24.2     DETAILS

         The address, telephone and facsimile of each party at the date of this agreement are as follows:

         THE TRUSTEE

         PERPETUAL TRUSTEES CONSOLIDATED LIMITED
         Level 7, 9 Castlereagh Street
         Sydney, New South Wales 2000

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         Tel:              612 9229 9000
         Fax:              612 9221 7870

         Attention:        Manager Securitisation

         THE MANAGER

         CRUSADE MANAGEMENT LIMITED
         4-16 Montgomery Street
         Kogarah, New South Wales 2217

         Tel:              612 9320 5605
         Fax:              612 9320 5586

         Attention:        Executive Manager, Securitisation

         THE PRINCIPAL PAYING AGENT

         THE BANK OF NEW YORK
         IN RELATION TO THE CLASS A-1 NOTES, CLASS A-1 NOTEHOLDERS AND CLASS A-1
         NOTE OWNERS:

         101 Barclay Street
         Floor 21 West
         New York
         New York 10286
         UNITED STATES OF AMERICA

         Telex:            Not applicable

         Fax:              + 1 212 815 5802 / 5803

         Attention:        Global Trust Services

         IN RELATION TO THE CLASS A-2 NOTES, CLASS A-2 NOTEHOLDERS AND CLASS A-2
         NOTE OWNERS:

         48th Floor, 1 Canada Square
         London E14 5AL
         UNITED KINGDOM

         Telex:            Not applicable
         Fax:              + 44 20 796 46399
         Attention:        Global Trust Services

         THE CALCULATION AGENT

         THE BANK OF NEW YORK
         48th Floor, 1 Canada Square
         London E14 5AL
         UNITED KINGDOM

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         Telex:            Not applicable
         Fax:              + 44 20 796 46399
         Attention:        Global Trust Services

         THE NOTE TRUSTEE

         THE BANK OF NEW YORK
         101 Barclay Street
         Floor 21 West
         New York
         New York 10286
         UNITED STATES OF AMERICA

         Telex:            Not applicable

         Fax:              + 1 212 815 5802 / 5803

         Attention:        Global Trust Services

         THE NOTE REGISTRAR

         THE BANK OF NEW YORK
         101 Barclay Street
         Floor 21 West
         New York
         New York 10286
         UNITED STATES OF AMERICA

         Telex:            Not applicable

         Fax:              + 1 212 815 5802 / 5803

         Attention:        Global Trust Services

         THE IRISH PAYING AGENT

         AIB/BNY FUND MANAGEMENT (IRELAND) LIMITED
         Guild House
         Guild Street
         Dublin 1
         REPUBLIC OF IRELAND

         Telex:            Not applicable
         Fax:              +35 31 8290833
         Attention:        Chief Operating Officer

         WITH A COPY TO:

         The Note Trustee

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24.3     COMMUNICATION THROUGH PRINCIPAL PAYING AGENT

         All communications relating to this agreement between the Trustee or the Manager, Note Registrar and the Calculation Agent and any of the
         Paying Agents or between the Paying Agents themselves shall, save as otherwise provided in this agreement, be made through the Principal
         Paying Agent.

25.      LIMITED RECOURSE
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25.1     GENERAL

         Clause 30 of the Master Trust Deed (as amended by the Supplementary
         Terms Notice) applies to the obligations and liabilities of the Trustee and the Manager under this agreement.

25.2     LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT TO INDEMNITY

         (a)   This agreement applies to the Trustee only in its capacity as trustee of the Trust and in no other capacity (except where the
               Transaction Documents provide otherwise). Subject to paragraph
               (c) below, a liability arising under or in connection with this agreement or the Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of the assets and property of the Trust which are available to satisfy the right of the Trustee to be exonerated or indemnified for the liability.
               This limitation of the Trustee's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or
               transaction related to this agreement or the Trust.

         (b)   Subject to paragraph (c) below, no person (including any Relevant
               Party) may take action against the Trustee in any capacity other than as trustee of the Trust or seek the appointment of a
               receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangement of or affecting the Trustee.

         (c)   The provisions of this clause 25.2 shall not apply to any
               obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by
               operation of law there is a reduction in the extent of the
               Trustee's indemnification or exoneration out of the Assets of the
               Trust as a result of the Trustee's fraud, negligence, or Default.

         (d)   It is acknowledged that the Relevant Parties are responsible under this agreement or the other Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this agreement) will be considered fraud, negligence or Default of the Trustee for the purpose of paragraph (c) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by the Trustee in accordance with the Transaction Documents to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any such person.

         (e)   In exercising their powers under the Transaction Documents, each of the Trustee, the Security Trustee and the Offshore Noteholders
               must ensure that no attorney, agent,

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               delegate, receiver or receiver and manager appointed by it in accordance with this agreement or any other Transaction Documents has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence, or Default of the Trustee for the purpose of paragraph (c) above.

         (f)   In this clause, RELEVANT PARTIES means each of the Manager, the
               Servicer, the Custodian, the Calculation Agent, each Paying
               Agent, the Note Trustee, the Note Registrar and the provider of any Support Facility.

         (g)   Nothing in this clause limits the obligations expressly imposed on the Trustee under the Transaction Documents.

25.3     UNRESTRICTED REMEDIES

         Nothing in clause 25.2 or 25.4 limits a Paying Agent or the Calculation
         Agent in:

         (a)   obtaining an injunction or other order to restrain any breach of this agreement by any party;

         (b)   obtaining declaratory relief;

         (c)   in relation to its rights under the Security Trust Deed; or

         (d)   taking any legal action against the Trustee in its personal capacity under or as a result of the operation of clause 25.2(c).

25.4     RESTRICTED REMEDIES

         Except as provided in clauses 25.3 and 25.2(c) neither any Paying Agent nor the Calculation Agent shall:

         (a)   (JUDGMENT) obtain a judgment for the payment of money or damages by the Trustee;

         (b)   (STATUTORY DEMAND) issue any demand under section 459E(1) of the
               Corporations Act 2001 (Cth) (or any analogous provision under any other law) against the Trustee;

         (c)   (WINDING UP) apply for the winding up or dissolution of the
               Trustee;

         (d)   (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of the Trustee;

         (e)   (COURT APPOINTED RECEIVER) apply for the appointment by a court of a receiver to any of the assets of the Trustee;

         (f)   (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against the Trustee; or

         (g)   (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to the Trustee,

         or take proceedings for any of the above and each Paying Agent and the
         Calculation Agent waives its rights to make those applications and take those proceedings.

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26.      COUNTERPARTS
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         This agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

27.      GOVERNING LAW
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         This agreement is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of the courts exercising jurisdiction there.

28.      SUCCESSOR TRUSTEE
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         Each Paying Agent and the Calculation Agent shall do all things reasonably necessary to enable any successor Trustee appointed under clause 20 of the Master Trust Deed to become the Trustee under this agreement.

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EXECUTED as an agreement.

Each attorney executing this agreement states that he or she has no notice of revocation or suspension of his or her power of attorney.

TRUSTEE

SIGNED for PERPETUAL TRUSTEES CONSOLIDATED
LIMITED by its attorney under power of attorney
in the presence of:

-------------------------------------     -------------------------------------
Witness Signature                         Attorney Signature

-------------------------------------     -------------------------------------
Print Name                                Print Name

MANAGER

SIGNED for CRUSADE MANAGEMENT LIMITED by its
attorney under power of attorney in the presence
of:

-------------------------------------     -------------------------------------
Witness Signature                         Attorney Signature

-------------------------------------     -------------------------------------
Print Name                                Print Name

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PRINCIPAL PAYING AGENT

SIGNED on behalf of THE BANK OF NEW YORK in
the presence of:

-------------------------------------     -------------------------------------
Authorised Signatory                      Authorised Signatory

-------------------------------------     -------------------------------------
Print Name                                Print Name

NOTE TRUSTEE

SIGNED on behalf of THE BANK OF NEW YORK in
the presence of:

-------------------------------------     -------------------------------------
Authorised Signatory                      Authorised Signatory

-------------------------------------     -------------------------------------
Print Name                                Print Name

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CALCULATION AGENT

SIGNED on behalf of THE BANK OF NEW YORK in
the presence of:

-------------------------------------     -------------------------------------
Authorised Signatory                      Authorised Signatory

-------------------------------------     -------------------------------------
Print Name                                Print Name

NOTE REGISTRAR

SIGNED on behalf of THE BANK OF NEW YORK in
the presence of:

-------------------------------------     -------------------------------------
Authorised Signatory                      Authorised Signatory

-------------------------------------     -------------------------------------
Print Name                                Print Name

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IRISH PAYING AGENT

SIGNED on behalf of                  )
AIB/BNY FUND MANAGEMENT              )
(IRELAND) LIMITED
in the presence of:                  )
                                          -------------------------------------
                                          Signature

-------------------------------------     -------------------------------------
Signature                                 Print name

-------------------------------------     -------------------------------------
Print name                                Office held